SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2004

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               93-1221399
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

5455 Wilshire Blvd., Suite 2126, Los Angeles, CA                         90036
------------------------------------------------                         -----
(Address of principal executive offices)                            (Zip Code)

                                  323.857.0448
                                  ------------
              (Registrant's Telephone Number, Including Area Code)









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

LitFunding Corp., a Nevada corporation (the "Registrant") held its annual meeting on August 6, 2004. At the meeting, a majority of the Registrant's stockholders elected a new slate of directors, ratified the Registrant's 2004 Stock Option Plan and the appointment of Epstein, Weber & Conover, PLC as the independent auditors of LitFunding for fiscal year 2004. The text of the 2004 Stock Option Plan was filed with the Registrant's proxy statement. Two of the Registrant's current directors were reelected and three additional directors were elected to the Registrant's board. Biographical information for these individuals is contained in previous filings, incorporated herewith by reference. Our current management and their share ownership information is listed below:

-------------------------- ---------- -----------------------------------------
NAME                          AGE     POSITION
-------------------------- ---------- -----------------------------------------
Morton Reed                   71      Director, President, CEO
-------------------------- ---------- -----------------------------------------
David Cohen                   46      CFO, Treasurer, Secretary
-------------------------- ---------- -----------------------------------------
Stanley Weiner                62      VP Finance, Director
-------------------------- ---------- -----------------------------------------
David G. Wallace              43      Director
-------------------------- ---------- -----------------------------------------
Howard Appel                  42      Director
-------------------------- ---------- -----------------------------------------
Andrew B. Scherr              36      Director
-------------------------- ---------- -----------------------------------------


            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 6, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group

   TITLE OF CLASS                 NAME OF BENEFICIAL OWNER                AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF
                                                                                       OWNER                   CLASS
--------------------- -------------------------------------------------- ---------------------------------- -------------
                      Morton Reed                                               5,095,015 shares(1)            51.9%
Common Stock          5455 Wilshire Boulevard, Ste. 2126,                   President, Chief Executive
                      Los Angeles, CA  90036                                     Officer, Director
Common Stock          Stanley Tomchin                                            1,034,000 shares              10.5%
                      727 Lilac Drive
                      Montecito, CA  92310
Common Stock          Stanley Weiner                                             602,000 shares(2)              6.1%
                      5455 Wilshire Boulevard, Ste. 2126,                Vice President Finance, Director
                      Los Angeles, CA  90036
Common Stock          David Cohen                                                91,188 shares(3)               0.9%
                      5455 Wilshire Boulevard, Ste. 2126,                   Secretary, Treasurer, Chief
                      Los Angeles, CA  90036                                     Financial Officer
Common Stock          Howard Appel                                                   no shares                   0%
                      c/o 5455 Wilshire Boulevard, Ste. 2126,                        Director
                      Los Angeles, CA  90036
Common Stock          Andrew B. Scherr                                            10,000 shares (5)             0.1%
                      c/o 5455 Wilshire Boulevard, Ste. 2126,                        Director
                      Los Angeles, CA  90036
Common Stock          David G. Wallace                                               no shares                   0%
                      c/o 5455 Wilshire Boulevard, Ste. 2126,                        Director
                      Los Angeles, CA  90036

Common Stock          All directors and named executive officers as a            5,798,203 shares              59.1%(5)
                      group

(1) Dr. Reed also owns 32,500 options to purchase shares of our common stock for $1.00 each, which expire February 3, 2007; Dr. Reed also was issued 450,000 options to purchase shares of our common stock for $0.10 each, which expire June 23, 2007. Dr. Reed also owns 200,000 warrants to purchase shares of our common stock at $0.10 per share, which expire December 22, 2006.
(2) Mr. Weiner also
owns 5,000 options to purchase shares of our common stock at $1.00 per share which expire on March 3, 2007 and 175,000 options to purchase shares of our common stock at $0.10 per share which expire June 23, 2007.
(3) Mr. Cohen also
owns a total of 275,000 options to purchase shares of our common stock as follows: 25,000 options to purchase shares of our common stock at $0.001 which expire on June 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on October 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on January 2, 2008; 25,000 options to purchase shares of our common stock at $0.001 which expire on April 2, 2008; and 175,000 options to purchase shares of our common stock at $0.10 which expire on June 23, 2007.
(4) Shares held by Rhino Group, an entity controlled and solely owned by Mr. Scherr.
(5) Figures may vary due to rounding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

ITEM 7.  EXHIBITS

Exhibit 16.  Resignation of director.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LitFunding Corp.
                                      a Nevada corporation


August 13, 2004             By:       /s/ Morton Reed
                                      ---------------------------------------
                                      Morton Reed, Chief Executive Officer